UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 16, 2015

Date of Report (Date of earliest event reported)

PLANET PAYMENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35699	13-4084693
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

670 Long Beach Blvd., Long Beach, NY	11561
(Address of principal executive offices)	(Zip Code)

(516) 670-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

(a)                                 On June 16, 2015, Planet Payment, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) at 10:00am, New York time, in the Company’s principal executive offices at 670 Long Beach Boulevard, Long Beach, New York 11561.  Proxies for the 2015 Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

(b)                                 The following matters were voted upon at the 2015 Annual Meeting with the number of votes cast in respect thereof as set forth below:

1.              Election of Shane H. Kim to serve as a Class III Director of the Company for a three-year term, expiring at the 2018 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier resignation or removal.

Shane H. Kim

Votes:

For:	25,827,848
Withheld:	264,876
Broker Non-Votes:	15,139,296

2.              Ratification of BDO USA, LLP, the Company’s independent registered public accounting firm, for the year 2015.

Votes:

For:	40,995,611
Against:	40,104
Abstained:	196,305

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET PAYMENT, INC.

Date: June 17, 2015	By:	/s/ Robert J. Cox III
		Name:	Robert J. Cox III
		Title:	Chief Operating Officer and Chief Financial Officer